American Century Investments®
Quarterly Portfolio Holdings
Utilities Fund
September 30, 2019

Utilities - Schedule of Investments
SEPTEMBER 30, 2019 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 99.2%
Alternative Carriers — 0.6%
CenturyLink, Inc.	206,611	2,578,504
Application Software — 0.2%
j2 Global, Inc.(1)	8,179	742,817
Electric Utilities — 48.7%
American Electric Power Co., Inc.	206,513	19,348,203
Duke Energy Corp.	111,081	10,648,225
Edison International	207,762	15,669,410
Entergy Corp.	172,414	20,234,507
Evergy, Inc.	104,719	6,970,097
Exelon Corp.	384,571	18,578,625
FirstEnergy Corp.	415,378	20,033,681
Hawaiian Electric Industries, Inc.	77,959	3,555,710
IDACORP, Inc.	18,203	2,050,932
NextEra Energy, Inc.	77,682	18,099,129
OGE Energy Corp.	171,820	7,797,192
PG&E Corp.(1)(2)	106,633	1,066,330
Pinnacle West Capital Corp.	107,757	10,459,972
Portland General Electric Co.	216,259	12,190,520
PPL Corp.	511,195	16,097,530
Southern Co. (The)	331,676	20,487,626
Spark Energy, Inc., Class A	64,953	685,254
Xcel Energy, Inc.	31,073	2,016,327
		205,989,270
Electronic Equipment and Instruments — 0.2%
Keysight Technologies, Inc.(1)	10,628	1,033,573
Independent Power Producers and Energy Traders — 1.4%
AES Corp.	133,352	2,178,972
NRG Energy, Inc.	44,131	1,747,587
Vistra Energy Corp.	78,671	2,102,876
		6,029,435
Integrated Telecommunication Services — 22.9%
AT&T, Inc.	1,355,094	51,276,757
Verizon Communications, Inc.	756,303	45,650,449
		96,927,206
Multi-Utilities — 23.7%
Ameren Corp.	86,130	6,894,707
Black Hills Corp.	76,736	5,887,953
CenterPoint Energy, Inc.	278,166	8,395,050
Consolidated Edison, Inc.	37,806	3,571,533
Dominion Energy, Inc.	80,156	6,495,842
DTE Energy Co.	42,799	5,690,555
MDU Resources Group, Inc.	243,339	6,859,727
NorthWestern Corp.	134,343	10,082,442

Public Service Enterprise Group, Inc.	276,553	17,168,410
Sempra Energy	100,771	14,874,807
Unitil Corp.	20,002	1,268,927
WEC Energy Group, Inc.	138,458	13,167,356
		100,357,309
Water Utilities — 1.3%
American States Water Co.	12,214	1,097,550
American Water Works Co., Inc.	28,907	3,591,117
California Water Service Group	15,945	843,969
		5,532,636
Wireless Telecommunication Services — 0.2%
Spok Holdings, Inc.	53,376	637,309
TOTAL COMMON STOCKS (Cost $312,865,537)		419,828,059
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 2.875%, 6/30/20 - 2/15/29, valued at $2,940,481), in a joint trading account at 1.80%, dated 9/30/19, due 10/1/19 (Delivery value $2,882,005)		2,881,861
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $487,168), at 0.85%, dated 9/30/19, due 10/1/19 (Delivery value $475,011)		475,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,398	2,398
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,359,259)		3,359,259
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3)†
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $133,250)	133,250	133,250
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $316,358,046)		423,320,568
OTHER ASSETS AND LIABILITIES†		(137,295)
TOTAL NET ASSETS — 100.0%		$423,183,273

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $130,000. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)	Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $133,250.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks	419,828,059	—	—
Temporary Cash Investments	2,398	3,356,861	—
Temporary Cash Investments - Securities Lending Collateral	133,250	—	—
	419,963,707	3,356,861	—

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.